Acquisition	12 Months Ended
Dec. 31, 2011
Acquisition

3 Acquisition

On November 5, 2010, the Group, together with China Green Holdings Limited, one of the Company’s wholly-owned subsidiaries, entered into a stock purchase agreement with LSRHK and its shareholders, pursuant to which the Company purchased and acquired 100% equity interest in LSRHK from its shareholders at a consideration of US$2,215 (equivalent to approximately Rmb14,854), satisfied by the issuance of 1,064,827 common stock of the Company, resulting in goodwill of approximately Rmb4,859 (the “Goodwill”) (Note 10). The acquisition was consummated on November 23, 2010 and LSRHK became a wholly-owned subsidiary of the Company. Linsun Group is principally engaged in manufacturing and selling crystalline PV modules.

Since Linsun Group has been fully integrated into the Group and the goodwill is attributable to the Solar Energy Operations segment. The other intangible assets acquired from the transaction, mainly comprise customers relationship of Rmb6,030 and a supplier contract of Rmb7,152, both have been assessed to have weighted average useful lives of 5 years (Note 10).

Before the completion of the acquisition, the Group provided an investment advance of Rmb2,000 to Linsun Group, which had beenincluded in the cash balance acquired from Linsun Group in the acquisition. The table below reflected the purchase price related to this acquisition and the resulting purchase price allocations as of the acquisition date:

	Amortization Life (in Years)	Linsun Group Rmb
Current assets (including trade accounts receivable of Rmb5,692)		15,146
Cash and cash equivalents (include an investment advance from the Group of Rmb2,000)		3,415
Fixed assets/noncurrent assets		4,614
Intangible assets:
Supplier contract	5	7,152
Customers relationship	5	6,030

Total assets acquired		36,357
Current liabilities		(21,067)
Deferred tax liabilities—non current		(3,295)

Total liabilities assumed		(24,362)

Net assets acquired		11,995

Total purchase consideration (1,064,827 common shares of the Company at US$2.08 per share and investment advance paid to Linsun Group at Rmb2,000)		16,854

Goodwill		4,859

Unaudited Proforma information on the acquisition

The financial results of Linsun Group acquired in 2010 have been included in the consolidated statements of operations and comprehensive loss since the acquisition date on November 5 2010. The amount of revenues and net income of Linsun Group included in the consolidated statements of operations and comprehensive loss for 2010 were as follows:

For the period from date of acquisition to December 31, 2010
Rmb
Revenues (including sales of Rmb3,250 made to the Group’s subsidiary after acquisition):	25,793

Net income:	1,059

The following unaudited pro forma consolidated financial information reflects the results of operations for the years ended December 31, 2009 and 2010, as if the acquisition had occurred on January 1, 2009, and after giving effect to purchase accounting adjustments. These pro forma results have been prepared for comparative purposes only and do not purport to be indicative of what operating results would have been had the acquisition actually taken place on the beginning of the periods presented, and may not be indicative of future operating results.

	December 31, 2009	December 31, 2010
	Rmb	Rmb
Net revenues:	—	87,765
Net loss attributable to common stockholders	(38,469)	(41,282)
Net loss per share attributable to the Company -basic and diluted	(2.26)	(1.90)

There were no acquisitions made in 2009 and 2011.